Going Concern	6 Months Ended
Jun. 30, 2024
Going Concern [Abstract]
Going Concern
3.	Going Concern:

The Company for the six months ended June 30, 2024 the Company realized a net income of $1,939 and generated cash flow from operations of $6,713. At June 30, 2024, the Company had a working capital deficit of $12,184, which includes an amount of $6,747 of unearned revenue. This amount represents current liabilities that do not require future cash settlement. As disclosed in Note 12, on July 12, 2024, the Company has entered into a share purchase agreement for the purchase of the company Seawolf Ventures Limited, a company affiliated with Mr. Evangelos J. Pistiolis, which owns the M/Y Para Bellvm for a consideration of $20,000, payable in installments up to February 12, 2025. Out of this commitment, as of the date of this report, the Company has already settled $11,100.

In the Company’s opinion, the Company will be able to finance its working capital deficit in the next 12 months with cash on hand, operational cash flow, and anticipated successful completion of its refinancing. The Company believes it has the ability to continue as a going concern and consequently, the unaudited interim condensed consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.